                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                               December 27, 1999

                        PAPA JOHN'S INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter

Delaware                                      61-1203323
(State or other jurisdiction of               (I.R.S. Employer identification
incorporation or organization)                number)

                          2002 Papa John's Boulevard
                        Louisville, Kentucky 40299-2334
                   (Address of principal executive offices)

                                (502) 261-7272
             (Registrant's telephone number, including area code)

Item 5. Other Events
On December 27, 1999, Papa John's International, Inc. announced 4Q 1999 comparable sales growth of 1.8%, and Period 12 comparable sales growth of 4.7%, for company-owned restaurants. In addition, Papa John's announced that during 1Q 2000, Wade Oney will transition from his role as Papa John's Chief Operating Officer. This summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated December 27, 1999.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        PAPA JOHN'S INTERNATIONAL, INC.
                        -------------------------------

                                 (Registrant)

Date: December 28, 1999

                                       /s/ E. Drucilla Milby
                                       -----------------------------------
                                       E. Drucilla Milby
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Treasurer

                                 Exhibit Index

Exhibit No.

99.1 Press Release dated December 27, 1999